                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 11, 1995
                                                         ---------------


                                   NBI, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                  0-9403                   84-0645110
        --------                  ------                   ----------
     (State or other            (Commission             (I.R.S. Employer
     jurisdiction of            File Number)           Identification No.)
     Incorporation)




           1880 Industrial Circle, Suite F, Longmont, Colorado  80501
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (303) 684-2700
                                                           --------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 11, 1995, NBI, Inc. "the Registrant", as approved by its Board of Directors, dismissed the firm of Ernst & Young, LLP and on August 17, 1995 engaged the firm of BDO Seidman, LLP as its principal accountant.

     During the two fiscal years ended June 30, 1994, and the subsequent period preceding the dismissal of Ernst & Young, LLP, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The reports of Ernst & Young, LLP on the financial statements of the Registrant at and for the years ended June 30, 1993 and 1994 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Registrant has requested that Ernst & Young, LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Ernst & Young, LLP's letter to the SEC, dated August 17, 1995 is filed as Exhibit 16.1 to this Form 8-K.

EXHIBITS

16.1  Former accountant's letter to the SEC dated August 17, 1995.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NBI, INC.




Dated:  August 18, 1995             By:    /s/ Marjorie A. Cogan
                                           ---------------------
                                            Marjorie A. Cogan
                                       As a duly authorized officer
                                      Corporate Controller, Secretary
                                (Principal Financial and Accounting Officer)

                                       3